CURRENT REPORT OF MATERIAL EVENTS OR CORPORATE CHANGES
================================================================================

                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 3, 2007

                          Level 3 Communications, Inc.
             (Exact name of Registrant as specified in its charter)



           Delaware                     0-15658              47-0210602
        (State or other            (Commission File         (IRS employer
jurisdiction of incorporation)          Number)          Identification No.)

1025 Eldorado Blvd., Broomfield, Colorado                             80021
Address of principal executive offices)                           (Zip code)

                                  720-888-1000
               (Registrant's telephone number including area code)

                                 Not applicable
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

     As previously reported, on October 16, 2006, Level 3 Communications, Inc., a Delaware corporation ("Level 3" or the "Company"), Level 3 Services, Inc., a Delaware corporation and a direct wholly owned subsidiary of Level 3 ("Merger Sub"), Level 3 Colorado, Inc., a Delaware corporation and a direct wholly owned subsidiary of Level 3 ("Sister Subsidiary"), and Broadwing Corporation, a Delaware corporation ("Broadwing"), entered into an Agreement and Plan of Merger, as amended by an Amendment, dated as of November 21, 2006 (as amended, the "Merger Agreement"), as described in the Current Report on Form 8-K filed by Level 3 on October 16, 2006 and the Current Report on Form 8-K/A filed by Level 3 on November 27, 2006. Pursuant to the Merger Agreement, on January 3, 2007, Merger Sub was merged with and into Broadwing (the "Merger") and Broadwing was subsequently merged with and into Sister Subsidiary. In the Merger, Level 3 paid consideration consisting of approximately 122 million shares of Level 3 common stock and approximately $744 million in cash to the stockholders of Broadwing.

     Broadwing, based in Austin, Texas, delivers data, voice and media solutions to enterprises and service providers over its 19,000 mile intercity fiber network. The description of the terms of the Merger Agreement is qualified in its entirety by reference to the copy of the Merger Agreement as attached as Annex A to the proxy statement/prospectus included in Level 3's Registration Statement on Form S-4 (333-138462) filed on November 24, 2006.

Item 9.01. Financial Statements and Exhibits

    (a)   Financial Statements of Business Acquired None

    (b)   Pro Forma Financial Information None

    (c)   Shell Company Transactions None

    (d)   Exhibits

99.1 Press Release dated January 3, 2007.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     Level 3 Communications, Inc.

                                     By:     /s/ Neil J. Eckstein
                                     Neil J. Eckstein, Senior Vice President

Date:  January 3, 2007